Exhibit 99.1

Alpha and Omega Semiconductor Reports Financial Results for the Fiscal Third Quarter of 2024 Ended March 31, 2024

SUNNYVALE, California, May 7, 2024 - Alpha and Omega Semiconductor Limited (“AOS”) (NASDAQ: AOSL) today reported financial results for the fiscal third quarter of 2024 ended March 31, 2024.

The results for the fiscal third quarter of 2024 ended March 31, 2024 were as follows:

GAAP Financial Comparison
Quarterly
(in millions, except percentage and per share data)
(unaudited)
	Three Months Ended
	March 31, 2024	December 31, 2023	March 31, 2023
Revenue	$150.1	$165.3	$132.6
Gross Margin	23.7%	26.6%	23.2%
Operating Loss	$(10.5)	$(1.1)	$(14.4)
Net Loss	$(11.2)	$(2.9)	$(18.9)
Net Loss Per Share - Diluted	$(0.39)	$(0.10)	$(0.68)

Non-GAAP Financial Comparison
Quarterly
(in millions, except percentage and per share data)
(unaudited)

	Three Months Ended
	March 31, 2024	December 31, 2023	March 31, 2023
Revenue	$150.1	$165.3	$132.6
Non-GAAP Gross Margin	25.2%	28.0%	25.1%
Non-GAAP Operating Income (Loss)	$(1.1)	$8.4	$(2.9)
Non-GAAP Net Income (Loss)	$(1.2)	$7.2	$(5.9)
Non-GAAP Net Income (Loss) Per Share - Diluted	$(0.04)	$0.24	$(0.21)

The non-GAAP financial measures in the schedule above and under the section “Financial Results for Fiscal Q3 Ended March 31, 2024” below exclude the effect of share-based compensation expenses, amortization of purchased intangible, legal costs related to government investigation, equity method investment loss from equity investee, and income tax effect of non-GAAP adjustments in each of the periods presented. A detailed reconciliation of GAAP and non-GAAP financial measures is included at the end of this press release.

Financial Results for Fiscal Q3 Ended March 31, 2024
•Revenue was $150.1 million, a decrease of 9.2% from the prior quarter and an increase of 13.2% from the same quarter last year.
•GAAP gross margin was 23.7%, down from 26.6% in the prior quarter and up from 23.2% in the same quarter last year.
•Non-GAAP gross margin was 25.2%, down from 28.0% in the prior quarter and up from 25.1% in the same quarter last year.
•GAAP operating expenses were $46.1 million, up from $45.1 million in the prior quarter and up from $45.2 million in the same quarter last year.
•Non-GAAP operating expenses were $38.9 million, up from $37.9 million from last quarter and up from $36.2 million in the same quarter last year.
•GAAP operating loss was $10.5 million, up from $1.1 million of operating loss in the prior quarter and down from $14.4 million of operating loss in the same quarter last year.
•Non-GAAP operating loss was $1.1 million as compared to $8.4 million of operating income for the prior quarter and $2.9 million of operating loss for the same quarter last year.
•GAAP net loss per diluted share was $0.39, compared to $0.10 net loss per share for the prior quarter, and $0.68 net loss per share for the same quarter a year ago.
•Non-GAAP net loss per share was $0.04 compared to $0.24 net income per share for the prior quarter and 0.21 net loss per share for the same quarter a year ago.
•Consolidated cash flow provided by operating activities was $28.2 million, as compared to $23.5 million of cash flow used in operating activities in the prior quarter.
•The Company closed the quarter with $174.4 million of cash and cash equivalents.

AOS Chief Executive Officer Stephen Chang commented, “Our fiscal Q3 results were in-line with our guidance driven by seasonal declines in computing, smartphones, and quick chargers. We saw initial indications that inventory corrections across certain markets are nearing completion, setting the stage for a gradual recovery. Seasonality is starting to return as we prepare for PC and smartphone launches in the Fall.”

Mr. Chang continued, "Looking beyond calendar 2024, AOS is transitioning from a component supplier to become a comprehensive solution provider, enabling us to 'go deeper' with increasing BOM content while penetrating new products and verticals. We are confident that our leading technology, extensive product portfolio, and Tier 1 customer base strategically position us well to outperform the broader markets we serve. We are optimistic about the future and look forward to executing on the opportunities ahead of us."

Business Outlook for Fiscal Q4 Ending June 30, 2024

The following statements are based on management's current expectations. These statements are forward-looking, and actual results may differ materially. AOS undertakes no obligation to update these statements.

Our expectations for the fiscal fourth quarter of year 2024 are as follows:

•Revenue to be approximately $160 million, plus or minus $10 million.
•GAAP gross margin to be 24.7%, plus or minus 1%. We anticipate non-GAAP gross margin to be 26.3%, plus or minus 1%.
•GAAP operating expenses to be in the range of $47.9 million, plus or minus $1 million. Non-GAAP operating expenses are expected to be in the range of $39.5 million, plus or minus $1 million.
•Net interest expense to be approximately $0.5 million, and
•Income tax expense to be approximately $0.9 million.

Conference Call and Webcast

AOS plans to hold an investor teleconference and live webcast to discuss the financial results for the fiscal third quarter ended March 31, 2024 today, May 7, 2024 at 2:00 p.m. PT / 5:00 p.m. ET. To listen to the live conference call, please dial +1 (833) 470-1428 or +1 (404) 975-4839 if dialing from outside the United States and Canada. The access code is 819299. A live webcast of the call will also be available in the "Events & Presentations" section of the company's investor relations website, http://investor.aosmd.com. The webcast replay will be available for seven days after the live call on the same website. In addition, a copy of the script of management's prepared remarks and a live webcast of the call will also be available in the "Events & Presentations" section of the company's investor relations website, http://investor.aosmd.com.

Forward-Looking Statements

This press release contains forward-looking statements that are based on current expectations, estimates, forecasts and projections of future performance based on management's judgment, beliefs, current trends, and anticipated product performance. These forward-looking statements include, without limitation, market trends in the semiconductor industry, our ability to mitigate economic downturns and current cycles, seasonality of our business, our ability to penetrate new markets and achieve long-term growth, our ability to improve our financial performance in 2024, our ability to increase BOM content, our projected amount of revenue, gross margin, operating income (loss), income tax expenses, net income (loss), and share-based compensation expenses, non-GAAP gross margin, non-GAAP operating expenses, income tax expenses, our ability to continue to win and acquire market share and other information under the section entitled “Business Outlook for Fiscal Q4 Ending June 30, 2024”. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. These factors include, but are not limited to, the state of semiconductor industry and seasonality of our markets; government policies on our business operations in China; our lack of control over the joint venture in China; difficulties and challenges in executing our diversification strategy into different market segments; ordering pattern from distributors and seasonality; changes in regulatory environment and government investigation; our ability to introduce or develop new and enhanced products that achieve market acceptance; decline of PC markets; the actual product performance in volume production; the quality and reliability of our product, our ability to achieve design wins; the general business and economic conditions; our ability to maintain factory utilization at a desirable level; and other risks as described in our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2023 filed by AOS with the SEC and other periodic reports we filed with the SEC. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward-looking statements. All information provided in this press release is as of today's date, unless otherwise stated, and AOS undertakes no duty to update such information, except as required under applicable law.

Use of Non-GAAP Financial Measures

To supplement our unaudited consolidated financial statements presented on a basis consistent with U.S. GAAP, we disclose certain non-GAAP financial measures for our historical performance, including non-GAAP gross profit, gross margin, operating expenses, operating income (loss), net income (loss), diluted earnings per share ("EPS") and EBITDAS. These supplemental measures exclude, among other items, share-based compensation expenses, legal and profession fees related to government investigation, amortization of purchased intangible, income tax effect of non-GAAP adjustments and equity method investment (income) loss from equity investee. We also disclose certain non-GAAP financial measures in our guidance for the next quarter, including non-GAAP gross margin and operating expenses. We believe that these historical and forecast non-GAAP financial measures provide useful information to both management and investors by excluding certain items and expenses that are not indicative of our core operating results or do not reflect our normal business operations. In addition, our management uses non-GAAP measures to compare our performance relative to forecasts and to benchmark our performance externally against competitors. Our use of non-GAAP financial measures has certain limitations in that such non-GAAP financial measures may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as non-GAAP net income (loss) or non-GAAP operating expenses, do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. In addition, we included the amount of income tax effect of non-GAAP adjustments in the non-GAAP net income (loss) of reconciliation table for all periods presented as the management believes that such non-GAAP presentation provides useful information to investors, even though the amounts are not significant. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures both in the text in this press release and in the tables attached hereto. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

About Alpha and Omega Semiconductor

Alpha and Omega Semiconductor Limited, or AOS, is a designer, developer, and global supplier of a broad range of discrete power devices, wide band gap power devices, power management ICs, and modules, including a wide portfolio of Power MOSFET, SiC, IGBT, IPM, TVS, HV Gate Drivers, Power IC, and Digital Power products. AOS has developed extensive intellectual property and technical knowledge that encompasses the latest advancements in the power semiconductor industry, which enables us to introduce innovative products to address the increasingly complex power requirements of advanced electronics. AOS differentiates itself by integrating its Discrete and IC semiconductor process technology, product design, and advanced packaging know-how to develop high-performance power management solutions. AOS’ portfolio of products targets high-volume applications, including portable computers, flat-panel TVs, LED lighting, smartphones, battery packs, consumer and industrial motor controls, automotive electronics, and power supplies for TVs, computers, servers, and telecommunications equipment. For more information, please visit www.aosmd.com.

The following unaudited condensed consolidated financial statements are prepared in accordance with U.S. GAAP.

Alpha and Omega Semiconductor Limited
Condensed Consolidated Statements of Operations
(in thousands, except percentages and per share amounts)
(unaudited)

	Three Months Ended			Nine Months Ended
	March 31, 2024	December 31, 2023	March 31, 2023	March 31, 2024	March 31, 2023

Revenue	$150,060	$165,285	$132,560	$495,978	$529,796
Cost of goods sold	114,505	121,284	101,774	365,497	374,841
Gross profit	35,555	44,001	30,786	130,481	154,955
Gross margin	23.7%	26.6%	23.2%	26.3%	29.2%

Operating expenses:
Research and development	23,095	22,919	22,578	68,127	65,435
Selling, general and administrative	22,964	22,216	22,610	64,611	69,603
Total operating expenses	46,059	45,135	45,188	132,738	135,038
Operating income (loss)	(10,504)	(1,134)	(14,402)	(2,257)	19,917

Other income (loss), net	308	(472)	(513)	(138)	(1,432)
Interest income (expense), net	271	274	5	774	(1,000)
Net income (loss) before income taxes	(9,925)	(1,332)	(14,910)	(1,621)	17,485

Income tax expense	611	894	2,517	2,643	5,550
Net income (loss) before income (loss) from equity method investment	(10,536)	(2,226)	(17,427)	(4,264)	11,935
Equity method investment income (loss) from equity investee	(676)	(697)	(1,480)	(4,085)	1,533
Net income (loss)	$(11,212)	$(2,923)	$(18,907)	$(8,349)	$13,468

Net income (loss) per common share
Basic	$(0.39)	$(0.10)	$(0.68)	$(0.30)	$0.49
Diluted	$(0.39)	$(0.10)	$(0.68)	$(0.30)	$0.46

Weighted average number of common shares used to compute net income (loss) per share
Basic	28,433	27,939	27,710	28,022	27,537
Diluted	28,433	27,939	27,710	28,022	29,576

Alpha and Omega Semiconductor Limited
Condensed Consolidated Balance Sheets
(in thousands, except par value per share)
(unaudited)
	March 31, 2024	June 30, 2023
ASSETS
Current assets:
Cash and cash equivalents	$174,387	$195,188
Restricted cash	208	415
Accounts receivable, net	13,254	22,420
Inventories	198,098	183,247
Other current assets	8,604	22,666
Total current assets	394,551	423,936
Property, plant and equipment, net	339,515	357,831
Operating lease right-of-use assets	24,421	24,349
Intangible assets, net	4,328	6,765
Equity method investment	359,244	366,617
Deferred income tax assets	499	536
Other long-term assets	31,491	19,703
Total assets	$1,154,049	$1,199,737
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$42,513	$50,775
Accrued liabilities	73,587	79,533
Payable related to equity investee, net	14,275	11,950
Income taxes payable	4,490	5,546
Short-term debt	11,584	11,434
Deferred revenue	7,664	8,073
Finance lease liabilities	917	867
Operating lease liabilities	4,909	4,383
Total current liabilities	159,939	172,561
Long-term debt	29,653	38,360
Income taxes payable - long-term	2,978	2,817
Deferred income tax liabilities	26,337	27,283
Finance lease liabilities - long-term	2,522	3,216
Operating lease liabilities - long-term	20,099	20,544
Other long-term liabilities	23,584	51,037
Total liabilities	265,112	315,818
Shareholders' Equity:
Preferred shares, par value $0.002 per share:
Authorized: 10,000 shares; issued and outstanding: none at March 31, 2024 and June 30, 2023	—	—
Common shares, par value $0.002 per share:
Authorized: 100,000 shares; issued and outstanding: 35,836 shares and 28,697 shares, respectively at March 31, 2024 and 34,811 shares and 27,654 shares, respectively at June 30, 2023	72	70
Treasury shares at cost: 7,139 shares at March 31, 2024 and 7,157 shares at June 30, 2023	(79,220)	(79,365)
Additional paid-in capital	345,413	329,034
Accumulated other comprehensive loss	(11,125)	(8,111)
Retained earnings	633,797	642,291

Total shareholders' equity	888,937	883,919
Total liabilities and shareholders' equity	$1,154,049	$1,199,737

Alpha and Omega Semiconductor Limited
Selected Cash Flow Information
( in thousands, unaudited)

	Nine Months Ended March 31,
	2024	2023
Net cash provided by operating activities	$18,591	$48,654
Net cash used in investing activities	(28,593)	(90,603)
Net cash used in financing activities	(10,923)	(6,417)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(83)	(121)
Net decrease in cash, cash equivalents and restricted cash	(21,008)	(48,487)
Cash, cash equivalents and restricted cash at beginning of period	195,603	314,651
Cash, cash equivalents and restricted cash at end of period	$174,595	$266,164

Alpha and Omega Semiconductor Limited
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	March 31, 2024	December 31, 2023	March 31, 2023	March 31, 2024	March 31, 2023

GAAP gross profit	$35,555	$44,001	$30,786	130,481	$154,955
Share-based compensation	1,424	1,504	1,723	3,140	5,259
Amortization of purchased intangible	812	812	812	2,435	2,435
Non-GAAP gross profit	$37,791	$46,317	$33,321	$136,056	$162,649
Non-GAAP gross margin as a % of revenue	25.2%	28.0%	25.1%	27.4%	30.7%

GAAP operating expense	$46,059	$45,135	$45,188	$132,738	$135,038
Share-based compensation	7,041	7,187	8,709	14,934	28,860
Legal costs related to government investigation	103	16	304	172	556
Non-GAAP operating expense	$38,915	$37,932	$36,175	$117,632	$105,622

GAAP operating income (loss)	$(10,504)	$(1,134)	$(14,402)	$(2,257)	$19,917
Share-based compensation	8,465	8,691	10,432	18,074	34,119
Amortization of purchased intangible	812	812	812	2,435	2,435
Legal costs related to government investigation	103	16	304	172	556
Non-GAAP operating income (loss)	$(1,124)	$8,385	$(2,854)	$18,424	$57,027
Non-GAAP operating margin as a % of revenue	(0.7)%	5.1%	(2.2)%	3.7%	10.8%

GAAP net income (loss)	$(11,212)	$(2,923)	$(18,907)	$(8,349)	$13,468
Share-based compensation	8,465	8,691	10,432	18,074	34,119
Amortization of purchased intangible	812	812	812	2,435	2,435
Equity method investment (income) loss from equity investee	676	697	1,480	4,085	(1,533)
Legal costs related to government investigation	103	16	304	172	556
Income tax effect of non-GAAP adjustments	(47)	(96)	3	(549)	244
Non-GAAP net income (loss)	$(1,203)	$7,197	$(5,876)	$15,868	$49,289
Non-GAAP net margin as a % of revenue	(0.8)%	4.4%	(4.4)%	3.2%	9.3%

GAAP net income (loss)	$(11,212)	$(2,923)	$(18,907)	$(8,349)	$13,468
Share-based compensation	8,465	8,691	10,432	18,074	34,119
Amortization and depreciation	13,325	13,573	11,006	39,849	31,162
Equity method investment (income) loss from equity investee	676	697	1,480	4,085	(1,533)
Interest expense (income), net	(271)	(274)	(5)	(774)	1,000
Income tax expense	611	894	2,517	2,643	5,550
EBITDAS	$11,594	$20,658	$6,523	$55,528	$83,766
GAAP diluted net income (loss) per share	$(0.39)	$(0.10)	$(0.68)	$(0.28)	$0.46
Share-based compensation	0.30	0.29	0.38	0.60	1.15
Amortization of purchased intangible	0.03	0.03	0.03	0.08	0.08
Equity method investment (income) loss from equity investee	0.02	0.02	0.05	0.14	(0.05)

Legal costs related to government investigation	0.00	0.00	0.01	0.01	0.02
Income tax effect of non-GAAP adjustments	(0.00)	(0.00)	0.00	(0.02)	0.01
Non-GAAP diluted net income (loss) per share	$(0.04)	$0.24	$(0.21)	$0.53	$1.67

Weighted average number of common shares used to compute GAAP diluted net income (loss) per share	28,433	27,939	27,710	28,022	29,576
Weighted average number of common shares used to compute Non-GAAP diluted net income (loss) per share	28,433	29,874	27,710	29,915	29,576

Investor and media inquiries:

The Blueshirt Group
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